Exhibit 21.1
Pattern Energy Group Inc.
Subsidiaries of the Registrant

		Pattern
Name	Domicile	Ownership
Belle River LP Holdings LP	Ontario	51%
Broadview B Member LLC	Delaware	100%
Broadview Corporate Holdings LLC	Delaware	100%
Broadview Energy Holdings LLC	Delaware	84%
Broadview Energy JN Investments LLC	Delaware	84%
Broadview Energy JN, LLC	New Mexico	84%
Broadview Energy KW Investments LLC	Delaware	84%
Broadview Energy KW, LLC	New Mexico	84%
Broadview Energy Project Finco LLC	Delaware	84%
Broadview Finance Company LLC	Delaware	100%
Broadview Finco Pledgor	Delaware	100%
Fowler Ridge IV B Member LLC	Delaware	100%
Fowler Ridge IV Holdings LLC	Delaware	58%
Fowler Ridge IV Wind Farm LLC	Delaware	58%
GK Green Power Futtsu	Japan	91%
GK Green Power Kanagi	Japan	100%
GK Green Power Otsuki	Japan	100%
GK Otsuki Wind Power (formerly known as Otsuki Wind Power Corporation)	Japan	100%
Grady B Member LLC	Delaware	51%
Grady Energy Holdings LLC	Delaware	46%
Grady Wind Energy Center Investments LLC	Delaware	46%
Grady Wind Energy Center, LLC	New Mexico	46%
Grand Renewable Wind GP Inc.	Canada	50%
Grand Renewable Wind LP	Ontario	45%
Green Power Generation GK	Japan	100%
Green Power Tsugaru GK	Japan	100%
Green Power Tsugaru Holdings GK	Japan	100%
Gulf B Member LLC	Delaware	100%
Gulf Corporate Holdings LLC	Delaware	100%
Hatchet Ridge Holdings LLC	Delaware	100%
Hatchet Ridge Wind, LLC	Delaware	100%
Henvey Inlet Wind GP Inc.	Ontario	50%
Henvey Inlet Wind LP	Ontario	50%
HIW Property Holdings GP Inc.	Ontario	50%
HIW Property Holdings LP	Ontario	50%
Lincoln County Wind Project Holdco, LLC	Delaware	100%
Logan’s Gap B Member LLC	Delaware	100%
Logan’s Gap Holdings LLC	Delaware	72%
Logan’s Gap Wind LLC	Delaware	72%
Lost Creek Wind Finco, LLC	Delaware	100%
Lost Creek Wind Holdco, LLC	Delaware	100%
Lost Creek Wind, LLC	Delaware	100%
Meikle Wind Energy Corp	British Columbia	70%
Meikle Wind Energy Limited Partnership	British Columbia	51%
Mont Sainte-Marguerite Wind Farm Inc.	Quebec	35%
Mont Sainte-Marguerite Wind Farm L.P.	Quebec	51%
MSM LP Holdings LP	Quebec	51%
Nevada Wind Holdings LLC	Delaware	100%
North Kent Wind 1 GP Inc.	Ontario	50%
North Kent Wind 1 LP	Ontario	35%
North Kent Wind 1 LP Holdings LP	Ontario	100%
Ocotillo Express LLC	Delaware	100%
Ocotillo Wind Holdings LLC	Delaware	100%
PAN2 B2 LLC	Delaware	2%
Panhandle B Holdco LLC	Delaware	100%
Panhandle B Member 2 LLC	Delaware	100%
Panhandle B Member LLC	Delaware	100%
Panhandle Wind Holdings 2 LLC	Delaware	41%
Panhandle Wind Holdings LLC	Delaware	100%
Pattern Belle River GP Holdings Inc.	Ontario	70%
Pattern Canada Finance Company ULC	Nova Scotia	100%
Pattern Canada Operations Holdings ULC	Nova Scotia	100%
Pattern Chile Holdings LLC	Delaware	100%
Pattern Development MSM Management ULC	Nova Scotia	70%
Pattern Energy Group Holding 2 LP	Delaware	21%
Pattern Energy Group Services LP	Delaware	100%
Pattern Energy Management Services LLC	Delaware	100%
Pattern Finance Chile LLC	Delaware	100%
Pattern Finance Chile SpA	Chile	100%
Pattern Gulf Wind Equity LLC	Delaware	100%
Pattern Gulf Wind Holdings LLC	Delaware	100%
Pattern Gulf Wind LLC	Delaware	100%
Pattern MSM GP Holdings Inc.	Ontario	70%
Pattern North Kent Wind 1 GP Holdings Inc.	Ontario	100%
Pattern Operators Canada ULC	Nova Scotia	100%
Pattern Operators GP LLC	Delaware	100%
Pattern Operators LP	Delaware	100%
Pattern Operators Puerto Rico LLC	Delaware	100%
Pattern Panhandle Wind 2 LLC	Delaware	41%
Pattern Panhandle Wind LLC	Delaware	60%
Pattern Santa Isabel LLC	Delaware	100%
Pattern St. Joseph Holdings Inc.	Canada	100%
Pattern US Finance Company LLC	Delaware	100%
Pattern US Operations Holdings LLC	Delaware	100%
Pattern Western Interconnect Holdings LLC	Delaware	100%
PEG Services GP LLC	Delaware	100%
Post Rock Wind Power Project, LLC	Delaware	60%
Santa Isabel Holdings LLC	Delaware	100%
South Kent Wind GP Inc.	Canada	50%
South Kent Wind LP	Ontario	50%
SP Armow Wind Ontario GP Inc.	Canada	50%
SP Armow Wind Ontario LP	Ontario	50%
SP Belle River Wind GP Inc.	Canada	35%
SP Belle River Wind LP	Ontario	22%
Spring Valley Wind LLC	Nevada	100%
St. Joseph Windfarm Inc.	Canada	100%
Stillwater New B Member LLC	Delaware	51%
Stillwater New Energy Holdings LLC	Delaware	43%
Stillwater Wind, LLC	Delaware	43%
Texas Gulf Wind 2 LLC	Delaware	100%
Western Interconnect Investments LLC	Delaware	99%
Western Interconnect LLC	Delaware	99%
WI Corporate Holdings	Delaware	100%
WI Holdings Pledgor LLC	Delaware	100%